Wells Fargo Bank, N.A.
Document Custody
1015 10th Avenue Southeast
Minneapolis, MN 55414

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Period: As of and for the twelve months ended December 31, 2013 (the “Period”).

Platform: The platform consists of residential mortgage-backed securities (“RMBS”) transactions backed by pools of residential mortgage loans and commercial mortgage-backed securities (“CMBS”) transactions backed by pools of commercial mortgage loans, in each case for which the Company provides document custody services and where the RMBS and CMBS transactions were either (a) publicly-issued pursuant to a registration statement under the Securities Act of 1933 on or after January 1, 2006, or (b) privately-issued pursuant to an exemption from registration on or after January 1, 2006 where the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions where the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government sponsored entity, other than certain securitizations of residential mortgage loan transactions issued, sponsored and/or guaranteed by the Federal Deposit Insurance Company (the “Document Custody Platform”). Appendix A identifies the individual transactions defined by Management as constituting the Document Custody Platform for the Period.

Applicable Servicing Criteria: Management has detennined that the servicing criteria set forth in Item u22(d)(1)(ii),1122(d)(1)(iv), 1122(d)(4)(i),1122(d)(4)(ii) and 1122(d)(4)(iii) are applicable to the activities performed by the Company with respect to the Document Custody Platfonn for the Period; provided however that, with respect to the Document Custody Platfonn, servicing criterion 1122(d)(4)(iii) is · applicable only as it relates to the Company’s obligation to review and maintain the required loan documents related to any additions, removals or substitutions in accordance with the transaction agreements (the “Applicable Servicing Criteria”). Management has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Document Custody Platform.

With respect to the Document Custody Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1. Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2. Management has assessed the Company’s compliance with the Applicable Servicing Criteria. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. With respect to applicable servicing criteria 1122(d)(1)(ii) and 1122(d)(4)(iii), Management has determined that there were no activities performed during the Period with respect to the Document .. Custody Platform, because there were no occurrences of events that would require the Company to perform·such activities.

4. Based on such assessment for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/s/ Shari L. Gillund
Shari L. Gillund

Title:	Senior Vice President

Dated:	February [28], 2014

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions		Document Custody Platform Transactions
ABFC FFMLT2006-FFH1		ACE2007-HE5
ABFC2006-HE1		ACE2007-SL1
ABFC2006-OPT1		ACE2007-SL2
ABFC2006-OPT2		ACE2007-WM1
ABFC2006-OPT3		ACE2007-WM2
ABSC RFC 2007-HE1	(1)	ARMT 2006-3
ACE 2007-D1		BAC 2006-3
ACE2006-ASAP1		BAC 2006-4
ACE2006-ASAP2		BAC 2006-6
ACE2006-ASAP3		BAC 2007-2
ACE2006-ASAP4		BAC 2007-3
ACE2006-ASAP5		BAC 2007-4
ACE2006-ASAP6		BAC 2007-5
ACE2006-ASL1		BACM 2008-1
ACE2006-CW1		BACM 2008-LS1
ACE2006-FM1		BAFC 2006-B
ACE2006-FM2		BAFC 2006-C
ACE2006-GP1		BAFC 2006-E
ACE2006-HE1		BAMC-ABFC2007-WMC1
ACE2006-HE2		BANC OF AMER 2006-1
ACE2006-HE3		BARC SABR2006-FR1
ACE2006-HE4		BARC SABR2006-OP1
ACE2006-OP1		BARC SABR2006-WM1
ACE2006-OP2		BARC SABR2006-WM2
ACE2006-SD1		BARC SABR2006-WM3
ACE2006-SD2		BARC, BCAP2006-AA2
ACE2006-SD3		BARC, BCAP2007-AA2
ACE2006-SL1		BARC, BCAP2007-AA3
ACE2006-SL2		BARC, SABR2006-FR2
ACE2006-SL3		BARC, SABR2006-FR3
ACE2006-SL4		BARC, SABR2006-FR4
ACE2007-ASAP1		BARC, SABR2006-HE1
ACE2007-ASAP2		BARC, SABR2006-HE2
ACE2007-ASL1		BARC, SABR2006-NC1
ACE2007-HE1		BARC, SABR2006-WM4
ACE2007-HE2		BARC, SABR2007-BR2
ACE2007-HE3		BARC,BCAP2006-AA1
ACE2007-HE4		BARC-SABR2007-BR3

A-1

Document Custody Platform Transactions	Document Custody Platform Transactions
BCAP2007-AA1	BSABS 2006-ST1
BCAP2007-AA4	BSABS 2007-1
BCAP2007-AA5	BSABS 2007-2
BCAP2007-AB1	BSABS 2007-AC1
BoAALT 2006-1	BSABS 2007-AC2
BoAALT 2006-2	BSABS 2007-AC3
BoAALT 2006-3	BSABS 2007-AC4
BoAALT 2006-4	BSABS 2007-AC5
BoAALT 2006-5	BSABS 2007-AC6
BoAALT 2006-6	BSABS 2007-SD1
BoAALT 2006-7	BSABS 2007-SD2
BoAALT 2006-8	BSABS 2007-SD3
BoAALT 2006-9	BSALTA 2006-1
BOAALT 2007-1	BSALTA 2006-2
BoAALT 2007-2	BSALTA 2006-3
BoAMS 2006-1	BSALTA 2006-4
BoAMS 2006-2	BSALTA 2006-5
BoAMS 2006-3	BSALTA 2006-6
BoAMS 2006-A	BSALTA 2006-7
BoAMS 2006-B	BSALTA 2006-8
BOAMS 2007-1	BSALTA 2007-1
BoAMS 2007-2	BSALTA 2007-2
BOAMS 2007-3	BSALTA 2007-3
BOAMS 2007-4	BSART 2006-1
BSAAT 2007-1	BSART 2006-2
BSABS 2006-2	BSART 2006-4
BSABS 2006-3	BSART 2007-1
BSABS 2006-4	BSART 2007-2
BSABS 2006-AC1	BSART 2007-4
BSABS 2006-AC2	BSART 2007-5
BSABS 2006-AC3	BSMF 2006-AC1
BSABS 2006-AC4	BSMF 2006-AR1
BSABS 2006-AC5	BSMF 2006-AR2
BSABS 2006-IM1	BSMF 2006-AR3
BSABS 2006-SD1	BSMF 2006-AR4
BSABS 2006-SD2	BSMF 2006-AR5
BSABS 2006-SD3	BSMF 2006-SL1	(4)
BSABS 2006-SD4	BSMF 2006-SL2	(4)

A-2

Document Custody Platform Transactions		Document Custody Platform Transactions
BSMF 2006-SL3		COMM 2012-FL2
BSMF 2006-SL4		COMM12-CCRE1
BSMF 2006-SL5		COMM12-CCRE2
BSMF 2006-SL6		COMM12-CCRE4
BSMF 2007-AR1		COMM12-CCRE5
BSMF 2007-AR2		COMM13-CCRE7
BSMF 2007-AR3		COMM13-LC6
BSMF 2007-AR4		COMM2011-FL1
BSMF 2007-AR5		COMM2013-CCRE10
BSMF 2007-SL1		COMM2013-CCRE12
BSMF 2007-SL2		CSAB 2006-1
BSSLT 2007-1		CSAB 2006-2
CARR-2007-FRE1		CSAB 2006-3
CARR-2007-RFC1		CSAB 2006-4
Carrington 2006-FRE1		CSAB 2007-1
Carrington 2006-FRE2		CSFB 2006-C1
Carrington 2006-OPT1		CSFB 2006-C2
CCMT 2006-C5	(1) (3)	CSFB 2006-C3
CCMT 2007-C6	(1) (2) (3)	CSFB 2006-C4
CCMT 2008-C7		CSFB 2006-C5
CD 2006-CD2		CSFB 2007-C1
CD 2007-CD4	(1) (3)	CSFB 2007-C2
CD 2007-CD5		CSFB 2007-C3
CMLT2006-RFC1		CSFB 2007-C4
CMLTI 2006-HE3		CSFB 2007-C5
CMLTI 2007-AR4		CSFB 2008-C1
CMLTI 2007-AR5		CSFB ABSC 2006-HE3
CMLTI 2007-AR8		CSFB ABSC 2006-HE5
CMLTI 2007-WFHE2		CSFB ARMT 2006-2
CMLTI 2007-WFHE3		CSMC 2006-1
CMLTI 2007-WFHE4		CSMC 2006-2
CMRA, PHH2008-CIM1		CSMC 2006-3
CMSC 2007-5		CSMC 2006-4
COBALT 2006-C1		CSMC 2006-7
COBALT 2007-C2		CSMC 2006-8
COBALT 2007-C3		CSMC 2006-9
COMM 2006-C7		CSMC 2007-1
COMM 2007-C9		CSMC 2007-2

A-3

Document Custody Platform Transactions	Document Custody Platform Transactions
CSMC 2007-3	FFML2006-FF7
CSMC 2007-4	FFML2006-FF9
CSMC 2007-6	FREM, 2006-A
CSMC 2007-7	FREM, 2006-B
DBALT2006-AB1	FREM, 2006-C
DBALT2006-AB2	FREM, 2006-D
DBALT2006-AB3	FREM, 2006-E
DBALT2006-AB4	FSMC, 2006-1
DBALT2006-AF1	FSMC, 2006-2
DBALT2006-AR1	FSMC, 2006-3
DBALT2006-AR2	FSMC, 2007-1
DBALT2006-AR3	GCMI, SV2006-OPT1
DBALT2006-AR4	GCMI, SV2006-OPT2
DBALT2006-AR5	GCMI, SV2006-OPT3
DBALT2007-1	GCMI, SV2006-OPT4
DBALT2007-2	GCMI, SV2006-OPT5
DBALT2007-3	GCMI-HVIEW2007-4
DBALT2007-AB1	GCMI-HVIEW2007-7
DBALT2007-AR1	GCMI-RBSGC2007-B
DBALT2007-AR2	GCMI-SV2007-OPT1
DBALT2007-AR3	GCMI-SV2007-OPT2
DBALT2007-BAR1	GCMI-SV2007-OPT3
DBALT2007-OA1	GCMI-SV2007-OPT4
DBALT2007-OA2	GCMI-SV2007-OPT5
DBALT2007-OA3	GCMI-SV2007-WMC1
DBALT2007-OA4	GECMC 2007-C1
DBALT2007-OA5	GMAC 2006-C1
DBALT2007-RAMP1	GNPT 2006-AR1
DBALTL 2006-AR6	GNPT 2006-AR2
DBALTL 2006-OA1	GNPT 2006-AR3
DBUBS 11-LC3	GS 2006-GG6
EBLMT 2013-1	GS 2006-GG8
EBMLT 2013-2	GS 2007-GG10
FASC, 2006-FF16	GSAA 2006-10
FASC, 2006-FF8	GSAA 2006-12
FF 2006-FF1	GSAA 2006-14
FFML 2006-FF5	GSAA 2006-16
FFML2006-FF2	GSAA 2006-18

A-4

Document Custody Platform Transactions	Document Custody Platform Transactions
GSAA 2006-6	HEAT 2007-1
GSAA 2006-8	HEAT 2007-2
GSAA 2007-10	HEAT 2007-3
GSAA 2007-4	HELT2007-FRE1
GSAA 2007-5	HEMT 2006-1
GSAA 2007-6	HEMT 2006-3
GSAA 2007-7	HEMT 2006-4
GSAA 2007-8	HSBA-FFML2006-FF11
GSAA 2007-9	HSBA-HALO2006-2
GSAMP 2006-S3	HSBA-HALO2007-1
GSMS 2013-GCJ12	HSBA-HALO2007-AR1
GSMS2013-CJ14	HSBA-HALO2007-AR2
GSMSC 12 -GC6	HSBA-HALO2007-WF1
GSMSC 12GCJ7	HSBA-HASCO2006-HE1
GSMSC 2013-GC10	HSBA-HASCO2006-HE2
GSR 2006-5F	HSBA-HASCO2007-HE1
GSR 2006-AR1	HSBA-HASCO2007-OPT1
GSR 2006-AR2	JP MORGAN 2006-FL1
GSR 2007-AR1	JP MORGAN 2006-FL2
GSR 2007-AR2	JP Morgan 2007-FL1
GSR 2007-HEL1	JPM 2013-C12
HALO 2007-2	JPM CHAS 2006-CIBC16
HARBORVIEW 2007-2	JPM CHAS 2007-CIBC18
HASCO 2006-OPT2	JPM CHAS 2007-CIBC20
HASCO 2006-OPT1	JPM CHASE 2006-LDP6
HASCO 2006-OPT3	JPM CHASE 2007-C1
HASCO 2007-HE2	JPM CHASE 2007-LDP10
HASCO 2007-NC1	JPM2013-C13
HASCO 2007-WF1	JPM2013-C14
HASCO 2006-OPT4	JPM2013-C15
HASCO2006-WMC1	JPM2013-C16
HEAT 2006-1	JPMC 12-CIBX
HEAT 2006-3	JPMC 12-LC9
HEAT 2006-4	JPMC 13-LC11
HEAT 2006-5	JPMC 2011-C5
HEAT 2006-6	JPMC 2012-C6
HEAT 2006-7	JPMC 2012-C8
HEAT 2006-8	JPMC 2013-C10

A-5

Document Custody Platform Transactions		Document Custody Platform Transactions
JPMC2013-C17		LXS 2007-1
JPMORGAN 2006-LDP7	(1)	LXS 2007-11
LMT 2006-2		LXS 2007-12N
LMT 2006-4		LXS 2007-14H
LMT 2006-5		LXS 2007-15N
LMT 2006-7		LXS 2007-2N
LMT 2006-8		LXS 2007-3
LMT 2007-10		LXS 2007-4N
LMT 2007-2		LXS 2007-6
LMT 2007-4		LXS 2007-8H
LMT 2007-5		LXS 2007-9
LMT 2007-6		MABS 2007-HE1
LMT 2007-7		MABS 2007-HE2
LMT 2007-8		MALT 2007-HF1
LMT 2007-9		MANA 2007-A1
LMT 2008-2		MANA 2007-A2
LUMI2007-1		MANA 2007-A3
LUMI2007-2		MANA 2007-AF1
LUMINENT 2006-2		MANA 2007-F1
LUMINENT 2006-7		MANA 2007-OAR1
LUMINENT2006-3		MANA 2007-OAR2
LUMINENT2006-4		MANA 2007-OAR3
LUMINENT2006-5		MANA 2007-OAR4
LUMINENT2006-6		MANA 2007-OAR5
LXS 2006-01		MARM 2007-3
LXS 2006-10N		MARM 2007-HF1
LXS 2006-11		MARM 2007-HF2
LXS 2006-12N		MASTR 2007-1
LXS 2006-13		MERR OWNIT 2006-2
LXS 2006-15		MLCC 2006-1
LXS 2006-17		MLCC 2006-2
LXS 2006-18N		MLCC 2006-3
LXS 2006-19		MLCC 2007-1
LXS 2006-20		MLCC 2007-2
LXS 2006-3		MLCC 2007-3
LXS 2006-5		MLMBS 2007-1
LXS 2006-7		MLMBS 2007-2
LXS 2006-8		MLMBS 2007-3

A-6

Document Custody Platform Transactions		Document Custody Platform Transactions
MLMI 2006-A1		MRGN-MSSTI2007-1
MLMI 2006-A2		MSBAM 12-C6
MLMI 2006-A3		MSBAM 13-C8
MLMI 2006-A4		MSBAM 13-C9
MLMI 2006-AF1		MSBAM 2013-C10
MLMI 2006-AF2		MSBAM2013-C11
MLMI 2006-F1		MSBAM2013-C12
MLMI 2006-FM1		MSBAM2013-C13
MLMI 2006-HE1		MSC 2006-IQ12
MLMI 2006-HE2		MSC 2007-HQ11
MLMI 2006-HE3		MSC 2007-HQ13
MLMI 2006-OPT1		MSCC 11-C3
MLMI 2006-RM1		MSCC 12-C4
MLMI 2006-SL1		MSCC 2006-11
MLMI 2006-SL2		MSCC 2006-3AR
MLMI 2006-WMC1		MSCC 2006-5AR
MLMI 2006-WMC2		MSCC 2006-6AR
MLMI 2007-HE2		MSCC 2006-7
MORG2012C5	(3)	MSCC 2006-8AR
MORG2013C7		MSCC 2007-12
MRGN 2006-HE1		MSCC 2007-13
MRGN, 2006-HE2		MSCC HEL 2007-1
MRGN, 2006-HE3		MSCC-2007-14AR
MRGN, 2006-HE4		MSCI 2007-IQ15
MRGN, 2006-HE5		NAAC 2006-AP1
MRGN, 2006-HE6		NAAC 2006-AR1
MRGN, 2006-HE7		NAAC 2007-2
MRGN, 2006-HE8		NAAC2006-AF1
MRGN, 2006-WMC1		NAAC2006-AF2
MRGN, 2006-WMC2		NAAC2006-AR2
MRGN, 2007-HE2		NAAC2006-AR3
Mrgn, 2007-HE5		NAAC2006-WF1
Mrgn, 2007-HE6		NAAC2007-1
MRGN, 2007-HE7		NAAC2007-3
MRGN,2007-1		NCMC 2008-1
MRGN,2007-HE3		NewCastle2007-1
MRGN-ELAT2007-1		NHEL 2006-FM1
MRGN-ELAT2007-2		NHEL2006-FM2

A-7

Document Custody Platform Transactions		Document Custody Platform Transactions
NHEL2006-HE1		RAAC Series 2006-SP4
NHEL2006-HE2		RAMP Series 2006-NC1 Trust
NHEL2006-HE3		RAMP Series 2007-RS2 Trust
NHEL2006-WF1		RBSCF2013-GSP
NOMU-NAAC2006-AR4		Renaissance 2006-1
NOMU-NAAC2007-S2		Renaissance 2006-2
NOMU-NHEL2006-AF1		Renaissance 2006-3
NOMU-NHEL2007-1		Renaissance 2006-4
NOMU-NHEL2007-2		Renaissance 2007-1
NOMU-NHEL2007-3		Renaissance 2007-2
NRPMT2013-1		Renaissance 2007-3
OOMLT 2006-1		RFC 2007-QH7
OOMLT 2006-2		RFC 2007-QS9
OOMLT 2006-3		RFCO 2006-EFC1
OPT1-2007-1		RFCO 2006-EFC2
OPT1-2007-2		RFCO 2006-EMX1
OPT1-2007-3		RFCO 2006-EMX2	(2)
OPT1-2007-4		RFCO 2006-EMX3
OPT1-2007-5		RFCO 2006-EMX4
OPT1-2007-6		RFCO 2006-EMX5
OPT1-2007-CP1		RFCO 2006-EMX6	(2)
OPT1-2007-FXD1		RFCO 2006-EMX7
OPT1-2007-FXD2		RFCO 2006-EMX8
OPT1-2007-HL1	(4)	RFCO 2006-EMX9
PC 2006-1		RFCO 2006-HI1
PHH AM 2007-1		RFCO 2006-HI2
PHH AM 2007-2		RFCO 2006-HI3
PHH AM 2007-3		RFCO 2006-HI4
PHHMC 2008-CIM2		RFCO 2006-HI5
PRIME 2006-1		RFCO 2006-HSA1
PRIME 2006-2		RFCO 2006-HSA2
PRIME 2006-CL1		RFCO 2006-HSA3	(2)
PRIME 2007-1		RFCO 2006-HSA4
PRIME 2007-2		RFCO 2006-HSA5
PRIME 2007-3		RFCO 2006-KS1
RAAC Series 2006-SP1 Trust		RFCO 2006-KS2
RAAC Series 2006-SP2 Trust		RFCO 2006-KS3
RAAC Series 2006-SP3 Trust		RFCO 2006-KS4

A-8

Document Custody Platform Transactions	Document Custody Platform Transactions
RFCO 2006-KS5	RFCO 2006-QS18
RFCO 2006-KS6	RFCO 2006-QS2	(2)
RFCO 2006-KS7	RFCO 2006-QS3
RFCO 2006-KS8	RFCO 2006-QS4
RFCO 2006-KS9	RFCO 2006-QS5
RFCO 2006-NC2	RFCO 2006-QS6
RFCO 2006-NC3	RFCO 2006-QS7
RFCO 2006-QA1	RFCO 2006-QS8
RFCO 2006-QA10	RFCO 2006-QS9
RFCO 2006-QA11	RFCO 2006-RS1
RFCO 2006-QA2	RFCO 2006-RS2
RFCO 2006-QA3	RFCO 2006-RS3
RFCO 2006-QA4	RFCO 2006-RS4
RFCO 2006-QA5	RFCO 2006-RS5
RFCO 2006-QA6	RFCO 2006-RS6
RFCO 2006-QA7	RFCO 2006-RZ1
RFCO 2006-QA8	RFCO 2006-RZ2
RFCO 2006-QA9	RFCO 2006-RZ3
RFCO 2006-QH1	RFCO 2006-RZ4
RFCO 2006-QO1	RFCO 2006-RZ5
RFCO 2006-QO10	RFCO 2006-S10
RFCO 2006-QO2	RFCO 2006-S11
RFCO 2006-QO3	RFCO 2006-S12
RFCO 2006-QO4	RFCO 2006-S2
RFCO 2006-QO5	RFCO 2006-S3
RFCO 2006-QO6	RFCO 2006-S4
RFCO 2006-QO7	RFCO 2006-S5
RFCO 2006-QO8	RFCO 2006-S6
RFCO 2006-QO9	RFCO 2006-S7
RFCO 2006-QS1	RFCO 2006-S8
RFCO 2006-QS10	RFCO 2006-S9
RFCO 2006-QS11	RFCO 2006-SA1
RFCO 2006-QS12	RFCO 2006-SA2
RFCO 2006-QS13	RFCO 2006-SA3	(2)
RFCO 2006-QS14	RFCO 2006-SA4
RFCO 2006-QS15	RFCO 2007-EMX1
RFCO 2006-QS16	RFCO 2007-HI1
RFCO 2006-QS17	RFCO 2007-HSA1

A-9

Document Custody Platform Transactions		Document Custody Platform Transactions
RFCO 2007-HSA2		RFCO 2007-S4
RFCO 2007-HSA3		RFCO 2007-S5
RFCO 2007-KS1		RFCO 2007-S6
RFCO 2007-KS2		RFCO 2007-S7
RFCO 2007-KS3	(2)	RFCO 2007-S8
RFCO 2007-KS4		RFCO 2007-S9
RFCO 2007-QA1		RFCO 2007-SA1
RFCO 2007-QA2		RFCO 2007-SA2
RFCO 2007-QA3		RFCO 2007-SA3
RFCO 2007-QA4		RFCO 2007-SA4
RFCO 2007-QA5		RFCO 2007-SP1
RFCO 2007-QH1		RFCO 2007-SP2
RFCO 2007-QH2		RFCO 2007-SP3
RFCO 2007-QH3		RFCO2007-QH6
RFCO 2007-QH4		RFMSI Series 2006-S1 Trust
RFCO 2007-QH5		SABR2007-HE1
RFCO 2007-QH8		SACO 2006-10
RFCO 2007-QH9		SACO 2006-2
RFCO 2007-QO1		SACO 2006-3
RFCO 2007-QO2		SACO 2006-4
RFCO 2007-QO3		SACO 2006-5
RFCO 2007-QO4		SACO 2006-6
RFCO 2007-QO5		SACO 2006-7
RFCO 2007-QS1		SACO 2006-9
RFCO 2007-QS10		SACO 2007-1
RFCO 2007-QS11		SACO 2007-2
RFCO 2007-QS2		SAIL 2006-1
RFCO 2007-QS3		SAIL 2006-2
RFCO 2007-QS4		SAIL 2006-3
RFCO 2007-QS5		SAIL 2006-4
RFCO 2007-QS6		SAMI 2006-AR1
RFCO 2007-QS7		SAMI 2006-AR2
RFCO 2007-QS8		SAMI 2006-AR3
RFCO 2007-RS1		SAMI 2006-AR4
RFCO 2007-RZ1		SAMI 2006-AR5
RFCO 2007-S1		SAMI 2006-AR8
RFCO 2007-S2		SAMI 2007-AR1
RFCO 2007-S3		SAMI 2007-AR2

A-10

Document Custody Platform Transactions	Document Custody Platform Transactions
SAMI 2007-AR3	SASCO 2007-SC1
SAMI 2007-AR4	SASCO 2007-WF1
SAMI 2007-AR5	SASCO 2007-WF2
SAMI 2007-AR6	SASCO TIAA 2007-C4
SAMI 2007-AR7	SEMT 2011-1
SARM 2006-1	SEMT 2011-2
SARM 2006-11	SEMT 2012-1
SARM 2006-12	SEMT 2012-2
SARM 2006-2	SEMT 2012-3
SARM 2006-3	SEMT 2012-4
SARM 2006-4	SEMT 2012-5
SARM 2006-5	SEMT 2012-6
SARM 2006-6	SEMT 2013-1
SARM 2006-7	SEMT 2013-2
SARM 2006-8	SEMT 2013-3
SARM 2007-10	SEMT 2013-4
SARM 2007-11	SEMT 2013-5
SARM 2007-3	SEMT 2013-6
SARM 2007-4	SEMT 2013-7
SARM 2007-5	SGMF 2006-FRE1
SARM 2007-6	SGMF 2006-OPT2
SARM 2007-7	SGMS 2006-FRE2
SARM 2007-8	SMTS 2006-1
SARM 2007-9	SMTS 2007-1
SASCO 2006-3H	SMTS 2007-2
SASCO 2006-BC1	SMTS 2007-3
SASCO 2006-BC2	SMTS 2007-4
SASCO 2006-BC3	SMTS 2010-H1
SASCO 2006-BC5	SMTS2013-10
SASCO 2006-BC6	SMTS2013-11
SASCO 2006-OPT1	SMTS2013-12
SASCO 2006-WF1	SMTS2013-8
SASCO 2006-WF2	SMTS2013-9
SASCO 2006-WF3	SQALT 2006-1
SASCO 2007-BC1	STARM 2007-2
SASCO 2007-BC2	STARM 2007-3
SASCO 2007-BC3	UBS MABS 2006-AB1
SASCO 2007-BC4	UBS MABS 2006-FRE1

A-11

Document Custody Platform Transactions	Document Custody Platform Transactions
UBS MABS 2006-HE1	WFALT 2007-PA4
UBS MABS 2006-HE2	WFALT 2007-PA5
UBS MABS 2006-HE3	WFALT 2007-PA6
UBS MABS 2006-HE4	WFCM 12-LC5
UBS MABS 2006-HE5	WFCMT 2013-LC12
UBS MABS 2006-WMC1	WFHET 2006-1
UBS MABS 2006-WMC2	WFHET 2006-2
UBS MABS 2006-WMC3	WFHET 2006-3
UBS MABS 2006-WMC4	WFHET 2007-1
UBS MABS 2007-WMC1	WFHET 2007-2
UBS MALT 2006-1	WFHM 2007-M04
UBS MALT 2006-2	WFMBS 2006-1
UBS MALT 2006-3	WFMBS 2006-10
UBS MALT 2007-1	WFMBS 2006-11
UBS MARM 2006-2	WFMBS 2006-12
UBS MARM 2006-OA1	WFMBS 2006-13
UBS MARM 2006-OA2	WFMBS 2006-14
UBS MARM 2007-1	WFMBS 2006-15
UBS MARM 2007-2	WFMBS 2006-16
UBS MASL 2006-1	WFMBS 2006-17
UBS MASTR 2006-1	WFMBS 2006-18
UBS MASTR 2006-2	WFMBS 2006-19
UBS MASTR 2006-3	WFMBS 2006-2
WACHOVIA 2006-C23	WFMBS 2006-20
WACHOVIA 2006-C25	WFMBS 2006-3
WACHOVIA 2006-C26	WFMBS 2006-4
WACHOVIA 2006-C27	WFMBS 2006-5
WACHOVIA 2006-C28	WFMBS 2006-6
WACHOVIA 2006-C29	WFMBS 2006-7
WACHOVIA 2007-30	WFMBS 2006-8
WACHOVIA 2007-C31	WFMBS 2006-9
WACHOVIA 2007-C32	WFMBS 2006-AR1
WACHOVIA 2007-C33	WFMBS 2006-AR10
WACHOVIA 2007-C34	WFMBS 2006-AR11
WFALT 2007-AR5	WFMBS 2006-AR12
WFALT 2007-PA1	WFMBS 2006-AR13
WFALT 2007-PA2	WFMBS 2006-AR14
WFALT 2007-PA3	WFMBS 2006-AR15

A-12

Document Custody Platform Transactions	Document Custody Platform Transactions
WFMBS 2006-AR16	WFMBS 2007-AR10
WFMBS 2006-AR17	WFMBS 2007-AR3
WFMBS 2006-AR18	WFMBS 2007-AR4
WFMBS 2006-AR19	WFMBS 2007-AR5
WFMBS 2006-AR2	WFMBS 2007-AR6
WFMBS 2006-AR3	WFMBS 2007-AR7
WFMBS 2006-AR4	WFMBS 2007-AR8
WFMBS 2006-AR5	WFMBS 2007-AR9
WFMBS 2006-AR6	WFMBS 2008-1
WFMBS 2006-AR7	WFMBS 2008-AR1
WFMBS 2006-AR8	WFMBS 2008-AR2
WFMBS 2007-1	WFRBS 11-C5
WFMBS 2007-10	WFRBS 12-C10
WFMBS 2007-11	WFRBS 12-C6
WFMBS 2007-12	WFRBS 12-C7
WFMBS 2007-13	WFRBS 12-C8
WFMBS 2007-14	WFRBS 12-C9
WFMBS 2007-15	WFRBS 13-C11
WFMBS 2007-16	WFRBS 13-C12
WFMBS 2007-17	WFRBS 13-C13
WFMBS 2007-2	WFRBS 13-C14
WFMBS 2007-3	WFRBS2013-C15
WFMBS 2007-4	WFRBS2013-C16
WFMBS 2007-5	WFRBS2013-C17
WFMBS 2007-6	WFRBS2013-C18
WFMBS 2007-7	WFRBS2013-UBS1
WFMBS 2007-8	WMC-2006-1
WFMBS 2007-9

(1)	The transaction should have been indicated on Appendix A to the Company’s revised assessment of compliance with applicable servicing criteria dated August 12, 2013 (the “Revised 2012 Custody Assessment”) as of and for the year ended December 31, 2012 (the “2012 Period”) relating to the platform for the 2012 Period (the “2012 Platform”) as a transaction to which Management is required to assess to the Company’s compliance with Item 1122(d)(4)(iii). Management has determined that there were no activities performed during the 2012 Period with respect to the 2012 Platform, because there were no occurrences of events that would require the Company to perform such activities.

A-13

(2)	The transaction was inadvertently omitted from Appendix A to the Revised 2012 Custody Assessment.

(3)	The transaction requires that Management assess to the Company’s compliance with Item 1122(d)(1)(ii). Item 1122(d)(1)(ii) was inadvertently omitted from the applicable servicing criteria for the Revised 2012 Custody Assessment. Management has determined that there were no activities performed during the 2012 Period with respect to the 2012 Platform, because there were no occurrences of events that would require the Company to perform such activities.

(4)	This transaction was indicated on Appendix A to the Revised 2012 Custody Assessment as a transaction to which Management is required to assess to the Company’s compliance with Item 1122(d)(4)(iii). Management has since determined that it is not required to assess to the Company’s compliance with Item 1122(d)(4)(iii). Therefore, such transaction should not have been indicated on such Appendix A as subject to Item 1122(d)(4)(iii).

A-14